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EXHIBIT 13.1

TELE NORTE CELULAR PARTICIPACOES S.A.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ENACTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    Tele Norte Celular Participações S.A. (the "Company") is filing with the U.S. Securities and Exchange Commission, on the date hereof, its annual report on Form 20-F for the fiscal year ended December 31, 2004 (the "Report"). Pursuant to 18 U.S.C. Section 1350 as enacted pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, I, Antônio José Ribeiro dos Santos, the Chief Executive Officer of the Company, hereby certify that to the best of my knowledge:

    (A)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (B)   the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2005

/s/ Antônio José Ribeiro dos Santos
Antônio José Ribeiro dos Santos
Chief Executive Officer